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                                                                    Exhibit 1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No.033-47073) of The Scotts Company of our report dated June 18, 2004 relating to the financial statements of The Scotts Company Retirement Savings Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
June 24, 2004